UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 16, 2006

EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ྑ  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
ྑ  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
ྑ  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
ྑ  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

    Effective November 1, 2006, the Compensation Committee of our Board of Directors approved Mr. Smolik’s compensation package which includes an annual base salary for Mr. Smolik payable at a rate of $550,000, a sign-on bonus of $500,000 and a target annual cash incentive bonus opportunity at a rate of 90% of base salary. For 2006, Mr. Smolik’s annual cash incentive bonus may range from a minimum of 0% to a maximum of 202.5% of his base salary depending on the level of both individual and company performance. Mr. Smolik will be required to repay the sign-on bonus to us in the event he terminates his employment within the first year. Mr. Smolik will also receive a grant of shares of restricted common stock with an estimated value of $2,000,000 on the start date of his employment. The restricted shares will time vest pro-rata over a two-year period in equal annual installments. El Paso will also pay or incur certain of Mr. Smolik’s expatriate, relocation and travel costs. In addition, Mr. Smolik is eligible to participate in all other plans and programs available to our executive officers, as further described in our 2006 proxy statement. A copy of Mr. Smolik’s letter agreement dated September 20, 2006 is filed as Exhibit 10.A and is incorporated into this Item 1.01 by this reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

    On October 16, 2006, we issued a press release announcing that Mr. Brent J. Smolik has accepted the position of Executive Vice President of El Paso and President of our Exploration and Production Group. Mr. Smolik will assume his position effective November 1, 2006. Prior to joining El Paso, Mr. Smolik served as President of ConocoPhillips Canada. Prior to that, Mr. Smolik served as President of Burlington Resources Canada Ltd and in various engineering supervisory and management capacities for Burlington Resources Inc. since 1990. Mr. Smolik began his career with ARCO in Houston, Texas. The information provided above under Item 1.01 provides a summary of the material terms of Mr. Smolik’s letter agreement dated September 20, 2006, and is incorporated into this Item 5.02 by this reference. A copy of the press release announcing Mr. Smolik’s appointment is attached as Exhibit 99.A and is incorporated into this Item 5.02 by this reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.A	Letter Agreement dated September 20, 2006 between El Paso Corporation and Brent J. Smolik.
99.A	Press release dated October 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

By:	/s/John R. Sult
John R. Sult
Senior Vice President and Controller
(Principal Accounting Officer)

Dated:  October 16, 2006

EXHIBIT INDEX

Exhibit Number	Description

10.A	Letter Agreement dated September 20, 2006 between El Paso Corporation and Brent J. Smolik.
99.A	Press release dated October 16, 2006.